Exhibit 32


      Certification Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant
                To Section 906 of The Sarbanes-Oxley Act of 2002

I, M. J. Shaheed, President and Chief Executive Officer of AuGRID Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

- the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

- the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the periods presented therein.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


                                           /s/ M.J. SHAHEED
                                           ----------------------------
                                           M.J. Shaheed
                                           President and Chief Executive Officer
                                           November 13, 2003


                Certification Pursuant To 18 U.S.C. Section 1350,
      As Adopted Pursuant To Section 906 of The Sarbanes-Oxley Act of 2002

I, Stan Chapman, Treasurer and Chief Financial Officer of AuGRID Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

- the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

- the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the periods presented therein.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


                                           /s/ STAN CHAPMAN
                                           ----------------------------
                                           Stan Chapman
                                           Treasurer and Chief Financial Officer
                                           November 13, 2003



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